Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 1 to the Registration Statement (Form N-1A, No. 333-53864) of The Willamette Family of Funds and to the use of our report dated May 7, 2001, incorporated by reference therein.

                                               /s/ ERNST & YOUNG LLP

Columbus, Ohio
July 26, 2001